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                  SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                           February 4, 2000
                            Date of Report
                  (Date of Earliest Event Reported)


                 Commission File No.  2-97869-D
                                      ---------

                         CRAFTCLICK.COM, INC.
                         --------------------
          (Name of Small Business Issuer in its Charter)

      Utah                 2-97869-D             87-0419571
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)

                       432 Culver Blvd.
               Playa Del Rey, California 90293
               --------------------------------
             (Address of Principal Executive Offices)

            Issuer's Telephone Number:  (310) 827-3500
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Item 2.  Acquisition or Disposition of Assets.

          (i) On February 4, 2000, CraftClick.com, Inc. (the "Registrant" or "CraftClick") entered into an Asset Purchase Agreement (the "Agreement") with Art 2 Art L.L.C., a Missouri corporation ("Art2Art"), and all of the stockholders of Art 2 Art (the "Art2Art Stockholders") whereby CraftClick issued 825,000 shares of "restricted securities" (common stock) to the Art2Art Stockholders in consideration of the exchange of 100% of the outstanding voting securities of Art2Art. The Agreement was completed on February 11, 2000. These shares amounted to approximately 7.5% of the post-Art2Art Agreement outstanding voting securities of CraftClick, taking into account the securities of CraftClick issued as outlined in subparagraph (ii) of this Item 2 below. Art2Art became a wholly-owned subsidiary of CraftClick on the closing of the Art2Art Agreement. A copy of the Art2Art Agreement, with exhibits, is attached hereto and incorporated herein by reference. See Item 7.

          Art2art.com is an online full service provider of arts and crafts products and supplies. The company sells direct to end consumers worldwide, and offers in excess of 30,000 products.

          (ii) Also, on February 4, 2000, CraftClick completed an Asset Purchase Agreement with Stitches To Go, a partnership ("Stitches"). CraftClick issued 350,000 shares of "restricted securities" (common stock) to the partners of Stitches to Go Stitches in consideration of the exchange of 100% of the assets and liabilities listed in Exhibit A to the Asset Purchase
Agreement.   A copy of the Asset Purchase Agreement, with exhibits, is
attached hereto and incorporated herein by reference.  See Item 7.

          Stitches To Go is an online Needlework supply store, offering over 7,500 items specifically to cross stitching enthusiasts. The Company is a comprehensive source for all items related to Cross Stitching, where customers can find patterns, threads, needles, fabric, patterns, and kits.

          The consideration exchanged under the Agreement was negotiated at "arms length" between the directors and executive officers of the Registrant and the Art 2 Art stockholders and Art 2 Art and Stitches To Go. The members of the Board of Directors of the Registrant examined criteria used in similar proposals involving the Registrant in the past, including the relative value of the assets of the Registrant; its present and past business operations; the future potential of both Art 2 Art and Stitches To Go; its management; and the potential benefit to the Registrant and its stockholders. The members of the Board of Directors determined in good faith that the consideration for the exchange was reasonable, under these circumstances.

Item 7.  Financial Statements and Exhibits.

          (a) Financial Statements of Business Acquired.

          Audited financial statements of Art 2 Art, L.L.C., and to the extent required, those of Stitches to go, are currently being prepared, and will be filed with the Securities and Exchange Commission as an amendment to this Report on or about April 18, 2000.

          (b) Pro Forma Financial Information.

          Pro Forma financial statements, taking into account the completion of the Art 2 Art, L.L.C., Agreement, and to the extent required, of Stitches to Go, regarding the acquisition of its assets, are being prepared and will be filed with the Securities and Exchange Commission on or before April 18, 2000.

      (c) Exhibits.

            10.1        Asset Purchase Agreement
                             Exhibit A-Stockholders of Art 2 Art
                             Exhibit B-CraftClick.com Financial Statements.* Exhibit C-Exceptions.
                             Exhibit D-Art 2 Art L.L.C. Financial
                                       Statements.
                             Exhibit E-Exceptions.
                             Exhibit F-Investment Letter.
                             Exhibit G-CraftClick.com Compliance Certificate. Exhibit H-Art 2 Art L.L.C. Compliance
                                       Certificate.

            10.2        Asset Purchase Agreement
                             Exhibit A-Seller's Assets and Liabilities
                             Exhibit B-Investment Letters

            99.1        Press Release dated February 8, 2000


          99.2        Press Release dated February 14, 2000

                    * Incorporated by reference from the filings of the Securities and Exchange Commission, in CraftClick.com's 10-KSB Annual Report for the year ended March 31, 1999, and it 10-QSB Quarterly Report for the quarter ended September 30, 1999.

                                SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CRAFTCLICK.COM, INC.


Date: 2/24/2000                              By/s/Sandip Seth
                                             Sandip Seth, Director
                                             and President


Date: 2/24/2000                              By/s/Peter A. Yollin
                                             Peter A. Yollin, Director
                                             Secretary and Chairman


Date: 2/24/2000                              By/s/Edgar Cayce
                                             Edgar Cayce, Director
                                             and Vice President